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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 31, 1996



                                 JOSTENS, INC.
            (Exact name of registrant as specified in its charter)



           MINNESOTA                   1-5064                  41-0343440
   (State of Incorporation)        (Commission File         (I.R.S. Employer
                                      File Number)        Identification No.)



            5501 NORMAN CENTER DRIVE, MINNEAPOLIS, MINNESOTA  55437
            (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:(612) 830-3300
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Item 5.   Other Events.  On July 31, 1996, the Company issued a press release.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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a.   Financial statements of businesses acquired.  Not applicable.
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b.   Pro forma financial information.  Not applicable.
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c.   Exhibits.
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               28.1      Press Release dated July 31, 1996.
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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JOSTENS, INC.
                                   (Registrant)



                                   By:   /s/ Robert C. Buhrmaster
                                        Robert C. Buhrmaster
                                        President and Chief Executive Officer



                         Dated:  August 6, 1996
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                               INDEX TO EXHIBITS
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Exhibit   Page
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28.1      Press release dated July 31, 1996.